SUNAMERICA SERIES TRUST
Supplement to the Statutory Prospectus Dated May 2, 2011
(as Supplemented January 20, 2012)
The following change is effective February 16, 2012:
Equity Index Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager is deleted in its entirety and replaced with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Timothy Campion	2012	Vice President and Portfolio Manager
In the Management section under Information about the Investment Adviser’s Management of Certain Portfolios, the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:
The Equity Index Portfolio is managed by Timothy Campion. Mr. Campion, Vice President and Portfolio Manager, joined SAAMCo in February 2012. He is responsible for the management and trading of a wide variety of domestic equity index funds managed by SAAMCo. Prior to joining SAAMCo, Mr. Campion was Vice President and Portfolio Manager at PineBridge since 1999.
Date: February 16, 2012
Versions: Class 1 Version 1, Class 1 & 3, Version C1 and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
dated May 2, 2011 (as supplemented June 30, 2011 and January 20, 2012)
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to SAAMCo, the chart is supplemented with the following:

Other Accounts
(As of January 31, 2011)*
		Registered Investment		Pooled Investment
		Companies		Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $millions)	Accounts	(in $millions)
SAAMCo	Campion, Timothy	10	$7,503.7	—	—	—	—

*	Information provided with respect to Mr. Campion is as of December 31, 2011.
Date: February 16, 2012